SEGMENT REPORTING (Tables)	6 Months Ended
Sep. 30, 2025
Segment Reporting [Abstract]
SCHEDULE OF SEGMENT REPORTING

Based on the management’s assessment, the Company determined that it has only one reportable operating segment, as defined by ASC 280. The following tables present the summary information by segment for the six months ended September 30, 2025 and 2024:

	Six months ended September 30,
	2025	2024
Revenues	$25,602	$-
Cost of revenue	(12,466)	-
Gross profit	13,136	-

Sales and marketing expenses	(175,881)	(398,408)
General and administrative expenses	(1,955,245)	(629,256)
Research and development expenses	(285,405)	(568,245)
Total other income (expense), net	19,467	(40,014)
Income tax expense	-	-
Net loss	$(2,383,928)	$(1,635,923)